Exhibit 99.1
Snap Inc. Announces Second Quarter 2026 Financial Results
Second quarter revenue increased 19% year-over-year to $1,599 million
Second quarter operating cash flow was $176 million and Free Cash Flow was $121 million
Second quarter net loss of $164 million and Adjusted EBITDA of $250 million
SANTA MONICA, Calif. – August 3, 2026 – Snap Inc. (NYSE: SNAP) today announced financial results for the quarter ended June 30, 2026.
“Q2 reflects the progress we are making to strengthen our core business and build a more durable financial foundation for Snap,” said Evan Spiegel, co-founder and CEO. “We grew revenue by 19%, expanded margins, and generated positive free cash flow while improving advertising performance and rapidly growing our direct revenue business. We remain focused on serving our 971 million monthly active users, delivering measurable value for advertisers, and investing with discipline to increase free cash flow per share over time.”
Q2 2026 Financial Summary
•Revenue was $1,599 million, compared to $1,345 million in the prior year, an increase of 19% year-over-year.
•Net loss was $164 million, compared to $263 million in the prior year.
•Adjusted EBITDA was $250 million, compared to $41 million in the prior year.
•Operating cash flow was $176 million, compared to $88 million in the prior year.
•Free Cash Flow was $121 million, compared to $24 million in the prior year.
•Common shares outstanding was 1,682 million as of June 30, 2026, compared to 1,682 million as of June 30, 2025.

	Three Months Ended June 30,		Percent Change	Six Months Ended June 30,		Percent Change
	2026	2025		2026	2025

(Unaudited)	(dollars in thousands, except per share amounts)
Revenue	$1,598,993	$1,344,930	19%	$3,127,784	$2,708,147	15%
Operating loss	$(170,721)	$(259,676)	34%	$(245,170)	$(453,522)	46%
Net loss	$(163,960)	$(262,570)	38%	$(252,911)	$(402,157)	37%
Adjusted EBITDA (1)	$249,615	$41,270	505%	$482,948	$149,695	223%
Net cash provided by operating activities	$176,214	$88,494	99%	$502,993	$240,104	109%
Free Cash Flow (2)	$120,538	$23,793	407%	$406,545	$138,189	194%
Diluted net loss per share attributable to common stockholders	$(0.10)	$(0.16)	38%	$(0.15)	$(0.24)	38%
(1)See page 8 for a reconciliation of net loss to Adjusted EBITDA. Total restructuring charges included in our consolidated statement of operations for the three and six months ended June 30, 2026 and excluded from Adjusted EBITDA were $128.5 million.
(2)See page 8 for a reconciliation of net cash provided by operating activities to Free Cash Flow.

Q3 2026 Outlook
Snap Inc. will discuss its Q3 2026 outlook during its Q2 2026 Earnings Call (details below) and in its investor letter available at investor.snap.com.
Conference Call Information
Snap Inc. will host a conference call to discuss the results at 2:00 p.m. Pacific / 5:00 p.m. Eastern today. The live audio webcast along with supplemental information will be accessible at investor.snap.com. A recording of the webcast will also be available following the conference call.
Snap Inc. uses its websites (including snap.com and investor.snap.com) as means of disclosing material non-public information and for complying with its disclosure obligation under Regulation FD.
Definitions
Free Cash Flow is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment.
Common shares outstanding plus shares underlying stock-based awards includes common shares outstanding, restricted stock units, restricted stock awards, and outstanding stock options.
Adjusted EBITDA is defined as net income (loss), excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other items impacting net income (loss) from time to time.
Constant Currency Revenue is defined as GAAP revenue in the current period translated using the prior period average monthly exchange rates for revenue transactions in currencies other than the U.S. dollar. We calculate the Constant Currency Revenue percentage change using current period Constant Currency Revenue and prior period GAAP revenue.
A Daily Active User (DAU) is defined as a registered and logged-in Snapchat user who visits Snapchat through our applications or websites at least once during a defined 24-hour period. We calculate average DAUs for a particular quarter by adding the number of DAUs on each day of that quarter and dividing that sum by the number of days in that quarter.
Average Revenue Per User (ARPU) is defined as quarterly revenue divided by the average DAUs.
A Monthly Active User (MAU) is defined as a registered and logged-in Snapchat user who visits Snapchat through our applications or websites at least once during the 30-day period ending on the calendar month-end. We calculate average Monthly Active Users for a particular quarter by calculating the average of the MAUs as of each calendar month-end in that quarter.
Note: For adjustments and additional information regarding the non-GAAP financial measures and other items discussed, please see “Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” and “Supplemental Financial Information and Business Metrics.”
About Snap Inc.
Snap Inc. is a technology company. We believe the camera presents the greatest opportunity to improve the way people live and communicate. Snap contributes to human progress by empowering people to express themselves, live in the moment, learn about the world, and have fun together.
Snap Inc. operates Snapchat, a visual messaging app that enhances your relationships with friends, family, and the world, and Specs Inc., a wholly-owned subsidiary dedicated to making computing more human, in addition to Bitmoji, Saturn, and other digital services. For more information, visit snap.com.

Contact
Investors and Analysts:
ir@snap.com
Press:
press@snap.com
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, future stock repurchase programs or stock dividends, business strategy and plans, user growth and engagement, product initiatives, objectives of management for future operations, and advertiser and partner offerings, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.
You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including our financial outlook, macroeconomic uncertainty, and geo-political events and conflicts, that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our ability to attain and sustain profitability; our ability to generate and sustain positive cash flow; our ability to attract and retain users, partners, and advertisers; competition and new market entrants; managing our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified team members and key personnel; our ability to repay or refinance outstanding debt, or to access additional financing; future acquisitions, divestitures, or investments; and the potential adverse impact of climate change, natural disasters, health epidemics, macroeconomic conditions, and war or other armed conflict, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent periodic report filed with the U.S. Securities and Exchange Commission, or SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in our periodic report that will be filed with the SEC for the period covered by this press release and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of the date of this press release. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to geo-political events and conflicts and macroeconomic conditions, except as required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss), excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA.
We use the non-GAAP financial measure of Constant Currency Revenue, which is defined as GAAP revenue in the current period translated using the prior period average monthly exchange rates for revenue transactions in currencies other than the U.S. dollar. We calculate the Constant Currency Revenue percentage change using current period Constant Currency Revenue and prior period GAAP revenue. We report revenue on a constant-currency basis in order to facilitate period-to-period comparisons of our results without regard to the impact of fluctuating foreign currency exchange rates, which we believe is helpful to investors. However, Constant Currency Revenue is a non-GAAP financial measure, may be calculated differently from similarly titled measures used by other companies, and is not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP.
We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.
For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures.”
Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries.

SNAP INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash flows from operating activities
Net loss	$(163,960)	$(262,570)	$(252,911)	$(402,157)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	46,945	40,023	91,641	77,738
Stock-based compensation	263,189	251,886	513,229	499,224
Amortization of debt issuance costs and debt discount (premium)	(967)	(550)	(1,898)	7,092
Losses (gains) on debt and equity securities, net	(129)	(1,208)	716	14,592
Gain on extinguishment of debt	—	—	—	(66,939)
Other	10,909	12,362	16,035	11,557
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net of allowance	(67,614)	(3,088)	107,021	191,128
Prepaid expenses and other current assets	(14,460)	(7,058)	(30,730)	(29,886)
Operating lease right-of-use assets	15,734	13,797	30,848	27,920
Other assets	159	(2,117)	(81)	6,893
Accounts payable	(59,745)	(94,203)	(37,701)	(59,943)
Accrued expenses and other current liabilities	155,599	147,695	87,950	(14,873)
Operating lease liabilities	(9,011)	(8,492)	(21,466)	(25,485)
Other liabilities	(435)	2,017	340	3,243
Net cash provided by operating activities	176,214	88,494	502,993	240,104
Cash flows from investing activities
Purchases of property and equipment	(55,676)	(64,701)	(96,448)	(101,915)
Purchases of strategic investments	—	(20,000)	(5,934)	(20,000)
Cash paid for acquisitions, net of cash acquired	(25,678)	(35,499)	(65,048)	(35,499)
Purchases of marketable securities	(213,798)	(390,866)	(516,158)	(626,665)
Sales of marketable securities	55,359	425,157	287,457	437,158
Maturities of marketable securities	216,138	301,348	429,738	565,114
Other	(500)	—	(500)	—
Net cash provided by (used in) investing activities	(24,155)	215,439	33,107	218,193
Cash flows from financing activities
Proceeds from issuance of notes, net of issuance costs	—	—	—	1,473,083
Repurchases of Class A non-voting common stock	(250,465)	(243,473)	(600,964)	(500,573)
Deferred payments for acquisitions	(2,642)	(9,562)	(2,642)	(67,539)
Repurchases of convertible notes	—	—	—	(1,444,626)
Repayment of convertible notes	—	(36,240)	—	(36,240)
Other	(1,799)	(1,800)	(3,400)	(3,699)
Net cash used in financing activities	(254,906)	(291,075)	(607,006)	(579,594)
Change in cash, cash equivalents, and restricted cash	(102,847)	12,858	(70,906)	(121,297)
Cash, cash equivalents, and restricted cash, beginning of period	1,063,338	916,079	1,031,397	1,050,234
Cash, cash equivalents, and restricted cash, end of period	$960,491	$928,937	$960,491	$928,937

SNAP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$1,598,993	$1,344,930	$3,127,784	$2,708,147
Costs and expenses:
Cost of revenue	667,885	653,333	1,333,126	1,292,912
Research and development	542,092	443,325	1,020,388	867,490
Sales and marketing	298,399	257,853	537,410	515,810
General and administrative	261,338	250,095	482,030	485,457
Total costs and expenses	1,769,714	1,604,606	3,372,954	3,161,669
Operating loss	(170,721)	(259,676)	(245,170)	(453,522)
Interest income	24,672	33,199	51,131	70,217
Interest expense	(36,941)	(27,607)	(73,697)	(51,006)
Other income (expense), net	21,502	(823)	20,488	48,246
Loss before income taxes	(161,488)	(254,907)	(247,248)	(386,065)
Income tax expense	(2,472)	(7,663)	(5,663)	(16,092)
Net loss	$(163,960)	$(262,570)	$(252,911)	$(402,157)
Net loss per share attributable to Class A, Class B, and Class C common stockholders:
Basic	$(0.10)	$(0.16)	$(0.15)	$(0.24)
Diluted	$(0.10)	$(0.16)	$(0.15)	$(0.24)
Weighted average shares used in computation of net loss per share:
Basic	1,663,449	1,674,854	1,675,483	1,685,544
Diluted	1,663,449	1,674,854	1,675,483	1,685,544

SNAP INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	June 30, 2026	December 31, 2025
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$958,848	$1,030,435
Marketable securities	1,700,910	1,910,137
Accounts receivable, net of allowance	1,237,338	1,372,237
Prepaid expenses and other current assets	309,533	272,065
Total current assets	4,206,629	4,584,874
Property and equipment, net	586,268	578,075
Operating lease right-of-use assets	562,091	506,216
Intangible assets, net	94,306	66,613
Goodwill	1,780,133	1,720,769
Other assets	240,733	221,255
Total assets	$7,470,160	$7,677,802
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$177,419	$219,793
Operating lease liabilities	47,823	48,479
Accrued expenses and other current liabilities	1,054,528	971,627
Short-term debt, net	153,159	46,969
Total current liabilities	1,432,929	1,286,868
Long-term debt, net	3,381,448	3,489,860
Operating lease liabilities, noncurrent	643,317	557,823
Other liabilities	85,378	61,756
Total liabilities	5,543,072	5,396,307
Commitments and contingencies
Stockholders’ equity
Class A non-voting common stock, $0.00001 par value. 3,000,000 shares authorized, 1,471,658 shares issued, 1,428,131 shares outstanding at June 30, 2026, and 3,000,000 shares authorized, 1,502,073 shares issued, 1,457,403 shares outstanding at December 31, 2025.	15	15
Class B voting common stock, $0.00001 par value. 700,000 shares authorized, 22,523 shares issued and outstanding at June 30, 2026 and December 31, 2025.	—	—
Class C voting common stock, $0.00001 par value. 260,888 shares authorized, 231,627 shares issued and outstanding at June 30, 2026 and December 31, 2025.	2	2
Treasury stock, at cost. 43,527 and 44,670 shares of Class A non-voting common stock at June 30, 2026 and December 31, 2025, respectively.	(424,577)	(435,722)
Additional paid-in capital	17,143,598	16,637,324
Accumulated deficit	(14,800,691)	(13,946,816)
Accumulated other comprehensive income	8,741	26,692
Total stockholders’ equity	1,927,088	2,281,495
Total liabilities and stockholders’ equity	$7,470,160	$7,677,802

SNAP INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Free Cash Flow reconciliation:
Net cash provided by operating activities	$176,214	$88,494	$502,993	$240,104
Less:
Purchases of property and equipment	(55,676)	(64,701)	(96,448)	(101,915)
Free Cash Flow	$120,538	$23,793	$406,545	$138,189

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Adjusted EBITDA reconciliation:
Net loss	$(163,960)	$(262,570)	$(252,911)	$(402,157)
Add (deduct):
Interest income	(24,672)	(33,199)	(51,131)	(70,217)
Interest expense	36,941	27,607	73,697	51,006
Other expense (income), net	(21,502)	823	(20,488)	(48,246)
Income tax expense	2,472	7,663	5,663	16,092
Depreciation and amortization	45,599	40,023	90,295	77,738
Stock-based compensation expense	236,680	251,886	486,720	499,224
Payroll and other tax expense related to stock-based compensation	9,552	9,037	22,598	26,255
Restructuring charges (1)	128,505	—	128,505	—
Adjusted EBITDA	$249,615	$41,270	$482,948	$149,695
(1)Restructuring charges primarily include cash severance, stock-based compensation expense, and other charges associated with the restructuring. These charges are not reflective of underlying trends in our business.
Total depreciation and amortization expense by function:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Depreciation and amortization expense (1):
Cost of revenue	$1,384	$1,505	$2,847	$2,925
Research and development	32,615	24,849	60,775	47,836
Sales and marketing	7,711	5,108	14,346	9,931
General and administrative	5,235	8,561	13,673	17,046
Total	$46,945	$40,023	$91,641	$77,738
(1)Depreciation and amortization expense for the three and six months ended June 30, 2026 includes restructuring charges.

SNAP INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued)
(in thousands, except per share amounts, unaudited)
Total stock-based compensation expense by function:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Stock-based compensation expense (1):
Cost of revenue	$2,811	$1,656	$4,397	$3,090
Research and development	193,501	166,809	367,417	323,497
Sales and marketing	47,342	48,710	92,674	103,150
General and administrative	19,535	34,711	48,741	69,487
Total	$263,189	$251,886	$513,229	$499,224
(1)Stock-based compensation expense for the three and six months ended June 30, 2026 includes restructuring charges.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Constant Currency Revenue reconciliation:
GAAP revenue	$1,598,993	$1,344,930	$3,127,784	$2,708,147
Effect of using prior period foreign exchange rates on current period revenue	(7,941)		(36,358)
Constant Currency Revenue	$1,591,052		$3,091,426

GAAP revenue percentage change	19%		15%
Constant Currency Revenue percentage change	18%		14%

SNAP INC.
SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS
(dollars and shares in thousands, except per user amounts, unaudited)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Cash Flows and Shares
Net cash provided by (used in) operating activities	$151,610	$88,494	$146,488	$269,578	$326,779	$176,214
Net cash provided by (used in) operating activities - YoY (year-over-year)	72%	514%	26%	17%	116%	99%
Net cash provided by (used in) operating activities - TTM (trailing twelve months)	$476,738	$586,609	$617,225	$656,170	$831,339	$919,059
Purchases of property and equipment	$(37,214)	$(64,701)	$(53,044)	$(64,022)	$(40,772)	$(55,676)
Purchases of property and equipment - YoY	(26)%	24%	20%	33%	10%	(14)%
Purchases of property and equipment - TTM	$(181,592)	$(194,231)	$(203,234)	$(218,981)	$(222,539)	$(213,514)
Free Cash Flow	$114,396	$23,793	$93,444	$205,556	$286,007	$120,538
Free Cash Flow - YoY	202%	132%	30%	13%	150%	407%
Free Cash Flow - TTM	$295,146	$392,378	$413,991	$437,189	$608,800	$705,545
Common shares outstanding	1,686,678	1,682,350	1,710,909	1,711,554	1,697,270	1,682,281
Common shares outstanding - YoY	3%	2%	2%	1%	1%	—%
Shares underlying stock-based awards	136,044	144,011	150,460	168,060	189,878	198,569
Shares underlying stock-based awards - YoY	(7)%	—%	13%	24%	40%	38%
Total common shares outstanding plus shares underlying stock-based awards	1,822,722	1,826,361	1,861,369	1,879,614	1,887,148	1,880,850
Total common shares outstanding plus shares underlying stock-based awards - YoY	1.9%	1.6%	3.1%	3.0%	3.5%	3.0%

Results of Operations
Revenue	$1,363,217	$1,344,930	$1,506,839	$1,716,461	$1,528,791	$1,598,993
Revenue - YoY	14%	9%	10%	10%	12%	19%
Revenue - TTM	$5,529,842	$5,638,004	$5,772,269	$5,931,447	$6,097,021	$6,351,084
Constant Currency Revenue	$1,370,500	$1,334,606	$1,494,999	$1,695,488	$1,500,374	$1,591,052
Constant Currency Revenue - YoY	15%	8%	9%	9%	10%	18%
Revenue by region (1)
North America	$831,691	$820,600	$897,814	$1,025,498	$851,253	$942,883
North America - YoY	12%	7%	5%	6%	2%	15%
North America - TTM	$3,425,815	$3,478,855	$3,519,048	$3,575,603	$3,595,165	$3,717,448
Europe	$224,015	$265,343	$297,950	$341,134	$323,852	$353,806
Europe - YoY	14%	15%	20%	19%	45%	33%
Europe - TTM	$989,783	$1,025,291	$1,074,339	$1,128,442	$1,228,279	$1,316,742
Rest of World	$307,511	$258,987	$311,075	$349,829	$353,686	$302,304
Rest of World - YoY	20%	8%	17%	16%	15%	17%
Rest of World - TTM	$1,114,244	$1,133,858	$1,178,882	$1,227,402	$1,273,577	$1,316,894
Operating income (loss)	$(193,846)	$(259,676)	$(128,362)	$49,717	$(74,449)	$(170,721)
Operating income (loss) - YoY	42%	(2)%	26%	285%	62%	34%
Operating income (loss) - Margin	(14)%	(19)%	(9)%	3%	(5)%	(11)%
Operating income (loss) - TTM	$(647,908)	$(653,609)	$(608,761)	$(532,167)	$(412,770)	$(323,815)
Net income (loss)	$(139,587)	$(262,570)	$(103,541)	$45,209	$(88,951)	$(163,960)
Net income (loss) - YoY	54%	(6)%	32%	397%	36%	38%
Net income (loss) - Margin	(10)%	(20)%	(7)%	3%	(6)%	(10)%
Net income (loss) - TTM	$(532,353)	$(546,303)	$(496,597)	$(460,489)	$(409,853)	$(311,243)
Adjusted EBITDA	$108,425	$41,270	$182,038	$357,746	$233,333	$249,615
Adjusted EBITDA - YoY	137%	(25)%	38%	30%	115%	505%
Adjusted EBITDA - Margin (2)	8%	3%	12%	21%	15%	16%
Adjusted EBITDA - TTM	$571,371	$557,664	$607,740	$689,479	$814,387	$1,022,732
(1)Total revenue for geographic reporting is apportioned to each region based on our estimate of where revenue-generating activities occur, which is generally determined by the billing address of the customer. For advertising revenue, we allocate revenue based on the geographic location where advertising impressions are delivered, as this approximates revenue based on user activity. This allocation is consistent with how we determine ARPU.
(2)We define Adjusted EBITDA margin as Adjusted EBITDA divided by GAAP revenue.

SNAP INC.
SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS (continued)
(dollars and shares in thousands, except per user amounts, unaudited)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Other
DAU (in millions) (1)	460	469	477	474	483	493
DAU - YoY	9%	9%	8%	5%	5%	5%
DAU by region (in millions)
North America	99	98	98	94	92	92
North America - YoY	(1)%	(2)%	(3)%	(5)%	(7)%	(7)%
Europe	99	100	100	98	97	98
Europe - YoY	3%	3%	1%	(1)%	(2)%	(2)%
Rest of World	262	271	280	282	294	303
Rest of World - YoY	16%	15%	15%	11%	12%	12%
MAU (in millions)	913	932	943	946	956	971
MAU - YoY	7%	7%	7%	6%	5%	4%
ARPU	$2.96	$2.87	$3.16	$3.62	$3.17	$3.25
ARPU - YoY	5%	—%	2%	5%	7%	13%
ARPU by region
North America	$8.41	$8.33	$9.20	$10.88	$9.23	$10.26
North America - YoY	13%	9%	8%	12%	10%	23%
Europe	$2.26	$2.65	$2.99	$3.47	$3.34	$3.62
Europe - YoY	11%	13%	19%	20%	48%	36%
Rest of World	$1.17	$0.96	$1.11	$1.24	$1.20	$1.00
Rest of World - YoY	4%	(6)%	2%	5%	3%	4%
Employees (full-time; excludes part-time, contractors, and temporary personnel)	5,061	5,206	5,194	5,261	5,381	4,723
Employees - YoY	5%	10%	8%	7%	6%	(9)%

Depreciation and amortization expense
Cost of revenue	$1,420	$1,505	$1,016	$1,818	$1,463	$1,384
Research and development	22,987	24,849	27,127	26,568	28,160	32,615
Sales and marketing	4,823	5,108	5,487	5,945	6,635	7,711
General and administrative	8,485	8,561	8,884	9,050	8,438	5,235
Total	$37,715	$40,023	$42,514	$43,381	$44,696	$46,945
Depreciation and amortization expense - YoY	(10)%	6%	9%	10%	19%	17%

Stock-based compensation expense
Cost of revenue	$1,434	$1,656	$2,327	$2,009	$1,586	$2,811
Research and development	156,688	166,809	171,649	185,456	173,916	193,501
Sales and marketing	54,440	48,710	51,236	43,627	45,332	47,342
General and administrative	34,776	34,711	35,151	26,146	29,206	19,535
Total	$247,338	$251,886	$260,363	$257,238	$250,040	$263,189
Stock-based compensation expense - YoY	(6)%	(3)%	—%	—%	1%	4%
(1)Numbers may not foot due to rounding.